RAMP Series 2004-RS2 Trust

Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS2

$[875,000,000] (Approximate)

Subject to Revision

February 11, 2004- Computational Materials

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

New Issue Computational Materials

$[875,000,000] (Approximate)

RAMP Series 2004-RS2 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2004-RS2

February 11, 2004

Expected Timing:	Pricing Date:	On or about February [12], 2004
	Settlement Date:	On or about February [26], 2004
	First Payment Date:	March 25, 2004

Structure:	Group I (Fixed):	$[275.0] million senior/subordinate structure
	Group II (ARMs):	$[600.0] million senior/subordinate structure
	Rating Agencies:	Moody's and Standard & Poor's

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

RAMP Series 2004-RS2 Trust Structure Summary

[February 11, 2004]

$[875,000,000] (Approximate - Subject to Revision)

Characteristics of the Certificates (1), (2), (3)

Class	Amount ($)	Ratings (S&P /Moody's)	Bond Type	Pmt. Delay (days)	Interest Accrual Basis	WAL (yrs.) to Call	Pmt. Window (mos.) to Call / # of mos.	Exp. Maturity to Call	Final Scheduled Maturity
A-I-1	102,000,000	AAA / Aaa	Sr Fltr (4)	0	Actual/360	1.10	1-26 / 26	April 2006	January 2024
A-I-2	58,500,000	AAA / Aaa	Sr Fxd (5)	24	30/360	3.00	26-50 / 25	April 2008	August 2029
A-I-3	25,300,000	AAA / Aaa	Sr Fxd (7)	24	30/360	5.00	50-72 / 23	February 2010	July 2031
A-I-4	37,636,000	AAA / Aaa	Sr Fxd (6,7)	24	30/360	8.83	72-118 / 47	December 2013	February 2034
A-I-5	27,500,000	AAA / Aaa	Sr Fxd - NAS (7)	24	30/360	6.76	37-118 / 82	December 2013	February 2034
M-I-1	8,938,000	AA / Aa2	Mez Fxd (6,7)	24	30/360	6.52	39-118 / 80	December 2013	February 2034
M-I-2	7,563,000	A / A2	Mez Fxd (6,7)	24	30/360	6.52	39-118 / 80	December 2013	February 2034
M-I-3	4,813,000	BBB / Baa2	Mez Fxd (6,7)	24	30/360	6.52	39-118 / 80	December 2013	February 2034
M-I-4	2,750,000	BBB- / Baa3	Mez Fxd (6,7)	24	30/360	6.21	39-115 / 77	September 2013	February 2034
Total Group I	$275,000,000
A-II-A	310,887,000	AAA / Aaa	Sr Fltr (6,8)	0	Actual/360	2.63	1-96 / 96	February 2012	February 2034
A-II-B	173,613,000	AAA / Aaa	Sr Fltr (6,8)	0	Actual/360	2.63	1-96 / 96	February 2012	February 2034
M-II-1	46,500,000	AA / Aa2	Mez Fltr (6,8)	0	Actual/360	5.37	39-96 / 58	February 2012	February 2034
M-II-2	36,000,000	A / A2	Mez Fltr (6,8)	0	Actual/360	5.34	38-96 / 59	February 2012	February 2034
M-II-3	10,500,000	A- / A3	Mez Fltr (6,8)	0	Actual/360	5.33	37-96 / 60	February 2012	February 2034
M-II-4	6,000,000	BBB+ / Baa1	Mez Fltr (6,8)	0	Actual/360	5.33	37-96 / 60	February 2012	February 2034
M-II-5	8,700,000	BBB / Baa2	Mez Fltr (6,8)	0	Actual/360	5.33	37-96 / 60	February 2012	February 2034
M-II-6	7,800,000	BBB- / Baa3	Mez Fltr (6,8)	0	Actual/360	5.33	37-96 / 60	February 2012	February 2034
Total Group II	$600,000,000
Grand Total	$875,000,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter)

  Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

  Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) to the maturity of the related Loan Group.
  The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
  The pass-through rate on the Class A-I-2 Certificates will be equal to the related fixed rate per annum.
  If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-4 and the Class M-I-1 through Class M-I-4 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-A and Class A-II-B Certificates will double, and the margin on the Class M-II-1 through Class M-II-6 Certificates will each increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible related optional call date.
  The pass-through rates on the Class A-I-3, Class A-I-4, Class A-I-5, Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.
  The pass-through rate on the Class A-II-A, Class A-II-B and Class M-II-1 through Class M-II-6 Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.

Issuer: RAMP Series 2004-RS2 Trust.

Certificates: The Class A-I-1 through Class A-I-5 Certificates (collectively, the "Class A-I Certificates") and the Class M-I-1 through Class M-I-4 Certificates (collectively, the "Class M-I Certificates"), are backed by primarily first lien, fixed-rate mortgage loans (the "Group I Loans").

The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the "Group II-A Loans").

The Class A-II-B Certificates (together with the Class A-II-A Certificates, the "Class A-II Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group II-B Loans").

The Class M-II-1 through Class M-II-6 Certificates (collectively, the "Class M-II Certificates") are backed by the Group II-A Loans and the Group II-B Loans (collectively, the "Group II Loans").

The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates." The Class M-I Certificates and Class M-II Certificates are referred to together as the "Class M Certificates."

Lead Manager: Citigroup Global Markets Inc.

Co-Managers: Banc of America Securities LLC, J.P. Morgan Securities Inc. and Residential Funding Securities Corporation.

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: JPMorgan Chase Bank.

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 99.28%% of the Group I Loans and approximately 100.00% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: February 1, 2004 after deducting payments due during the month of February 2004.

Settlement Date: On or about February 26, 2004.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on March 25, 2004.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-I-1 and Class M-II-1 Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-I-2, Class M-I-3, Class M-I-4, Class M-II-2, Class M-II-3, Class M-II-4, Class M-II-5 and Class M-II-6 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: It is expected that, as of the Settlement Date, the Class A Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

Legal Investment: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status: One or more REMIC elections.

Collateral Description: Two loan groups: Group I (fixed) and Group II (adjustable).

    Group I Loans will consist of primarily first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $275,000,000 as of the Cut-off Date.

    Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac guidelines with an aggregate principal balance of approximately $385,000,000 as of the Cut-off Date.

    Group II-B Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac guidelines with an aggregate principal balance of approximately $215,000,000 as of the Cut-off Date.

Prepayment Assumption: Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

Optional Calls: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other.

The Negotiated Conduit

Asset Program: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs

Residential Funding's standard programs are identified as follows:

    Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

    Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

    Home Solution program, under which Residential Funding purchases first lien "A"quality mortgage loans with LTVs up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

    AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allows.

In addition, the NCA program includes mortgage loans, identified as "Seasoned Loans," that were included in mortgage pools previously securitized by affiliates of Residential Funding. These mortgage loans may not conform to Residential Funding's current underwriting criteria or documentation requirements.

Credit Enhancement: A. Subordination.

Except as described below, with respect to each loan group, if the related Class M Certificates remain outstanding, losses on the related mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of related Class M Certificates with the lowest payment priority, and the other related classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the related Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

Group I Loans		Group II Loans
Class	Initial Subordination(1)	Class	Initial Subordination(1)
Class A-I	10.10%	Class A-II	22.25%
Class M-I-1	6.85%	Class M-II-1	14.50%
Class M-I-2	4.10%	Class M-II-2	8.50%
Class M-I-3	2.35%	Class M-II-3	6.75%
Class M-I-4	1.35%	Class M-II-4	5.75%
		Class M-II-5	4.30%
		Class M-II-6	3.00%

(1) Includes the target overcollateralization requirement as described herein.

B. Overcollateralization ("OC").

	Group I	Group II
Initial (% Orig.)	0.00%	0.00%
OC Target (% Orig.)	1.35%	3.00%
Stepdown OC Target (% Current)(1)	2.70%	6.00%
OC Floor (% Orig.)	0.50%	0.50%
OC Holiday	None	None

(1) Subject to certain trigger events as specified herein.

C. Cross-collateralization.

The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

D. Excess Spread.
    Group I: Initially equal to approximately 343 bps per annum.
    Group II: Initially equal to approximately 580 bps per annum.

Priority of Payments: Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

      Distribution of accrued and unpaid interest to the related certificates;

      Distribution of principal to the related certificates, in the priority described herein;

      Distribution of principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, to cover realized losses;

      Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

      Payment to the related certificates and subsequently, to the non-related certificates, in respect of prepayment interest shortfalls;

      To the extent provided in the prospectus supplement, payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein, and payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount;

      Payment to the related certificates and subsequently, to the non-related certificates, in respect of current relief act shortfalls;

      To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

      To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

      Distribution of any remaining funds to the non-offered certificates.

Interest Accrual Period: Class A-I-2 through Class A-I-5 Certificates and Class M-I Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

Class A-I-1, Class A-II and Class M-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

Pass-Through Rates: Group I Pass-Through Rates:

    On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.

    On each Distribution Date, for the Class A-I-2 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupon.

    On each Distribution Date, for the Class A-I-3, Class A-I-4, Class A-I-5 and Class M-I Certificates, interest will accrue at a fixed rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.

    The fixed rate coupon on the Class A-I-4 and the Class M-I Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible related Optional Call Date.

Group II Pass-Through Rates:

    The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-A Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

    The Class A-II-B Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-B Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

    The Class M-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

Group I Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

Group II Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Group II Basis Risk Shortfall Carry-Forward Amount").

Weighted Average Master servicing fee and sub-servicing fee of approximately:

Monthly Fees: [0.32]% for Group I

[0.49]% for Group II

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

Eligible Master Servicing

Compensation: For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date and either loan group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the related Class A Certificates and related Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Group I Required

Overcollateralization Amount: With respect to any Distribution Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, 1.35% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 2.70% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I.

Trigger Event: A Trigger Event is in effect with respect to either loan group on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [50]% of the Group I Senior Enhancement Percentage or [42]% of the Group II Senior Enhancement Percentage, respectively, or (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:

	Group I Loans	Group II Loans
Months 37-48	1.25% in the first month plus an additional 1/12th of 0.85% for every month thereafter	4.00% in the first month plus an additional 1/12th of 2.15% for every month thereafter
Months 49-60	2.10% in the first month plus an additional 1/12th of 0.70% for every month thereafter	6.15% in the first month plus an additional 1/12th of 1.85% for every month thereafter
Months 61-72	2.80% in the first month plus an additional 1/12th of 0.55% for every month thereafter	8.00% in the first month plus an additional 1/12th of 0.75% for every month thereafter
Months 73-84	3.35% in the first month plus an additional 1/12th of 0.15% for every month thereafter	8.75%
Months 85 and thereafter	3.50%	8.75%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

Group I Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor: As to either loan group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-off Date.

Overcollateralization

Increase Amount: With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) available excess cash flow from the related mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the related mortgage loans for that Distribution Date.

Excess

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

Group I Principal

Distribution Amount: As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-I and Class M-I Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

Class A-I Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the Group I Principal Distribution Amount for that Distribution Date or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Group I Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Priority of Class A-I

Principal Distributions: The Class A-I Principal Distribution Amount will be distributed to the Class A-I-1 through the Class A-I-5 Certificates as follows: first to the Class A-I-5 Certificates in an amount equal to the Class A-I-5 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, in that order, in each case until paid in full.

Class A-I-5 Lockout

Distribution Amount: For any Distribution Date, the product of (x) the Class A-I-5 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-5 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-5 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-5 Certificates immediately prior to that Distribution Date.

Class A-I-5

Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-5 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.

Class A-I-5 Lockout Percentage

Distribution Dates	Lockout Percentage
March 2004 through and including February 2007	0%
March 2007 through and including February 2009	45%
March 2009 through and including February 2010	80%
March 2010 through and including February 2011	100%
March 2011 and thereafter	300%

Class M-I-1

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-2

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-3

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I, Class M-I-1 and Class M-I-2 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-4

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I, Class M-I-1, Class M-I-2 and Class M-I-3 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Group I

Subordination Percentage: As to any class of Class A-I or Class M-I Certificates, the respective percentage set forth below:

Class	Percentage
A-I	79.80%
M-I-1	86.30%
M-I-2	91.80%
M-I-3	95.30%
M-I-4	97.30%

Group I Stepdown Date: The Distribution Date which is the later to occur of (x) the Distribution Date in March 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

Group II Required

Overcollateralization Amount: With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 3.00% of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 6.00% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II.

Group II Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4, Class M-II-5 and Class M-II-6 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

Group II Principal

Distribution Amount: As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

Class A-II Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Group II Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the aggregate certificate principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Group II Principal

Allocation Amount: With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.

Class A-II-A Principal

Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

Class A-II-B Principal

Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

Class A-II

Principal Distributions: The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates as follows:

    The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero and then to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero.

    The Class A-II-B Principal Distribution Amount will be paid to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero.

Class M-II-1

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-2

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-3

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-4

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-5

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-6

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount, Class M-II-4 Principal Distribution Amount and Class M-II-5 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount, Class M-II-4 Principal Distribution Amount and Class M-II-5 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount, Class M-II-4 Principal Distribution Amount and Class M-II-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Group II

Subordination Percentage: As to any class of Class A-II or Class M-II Certificates, the respective percentage set forth below:

Class	Percentage
A-II	55.50%
M-II-1	71.00%
M-II-2	83.00%
M-II-3	86.50%
M-II-4	88.50%
M-II-5	91.40%
M-II-6	94.00%

Group II Stepdown

Date: The Distribution Date which is the later to occur of (x) the Distribution Date in March 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

RAMP Series 2004-RS2 - Collateral Characteristics (Group I Loans)

Summary Report

	Alternet	Expanded Criteria	Home Solution
	Exceptions	Exceptions	Exceptions	Jumbo A	Seasoned
	(Subprime)	(Alt-A)	(1st Lien High LTV)	Exceptions	Loans	Total
Shelf	RASC	RALI	RAMP-RZ	RFMSI

Percent of Total	15.44%	70.45%	7.33%	6.73%	0.05%	100.00%
Principal Balance ($)	$40,642,819	$185,492,207	$19,302,382	$17,725,265	$132,867	$263,295,541
Number of Loans	349	1237	161	48	4	1799
Average Balance ($)	$116,455	$149,953	$119,891	$369,276	$33,217	$146,357

WA Mortgage Rate	8.32%	6.90%	7.74%	6.19%	11.02%	7.14%
WA Age (mos)	2	1	2	2	93	2
WA Remaining Term to
Maturity (mos)	346	349	355	351	188	349

WA Credit Score	646	703	717	708	667	695
WA Original LTV *	93.85%	87.06%	99.73%	77.15%	100.76%	88.38%

Original LTV>80% w/MI	0.00%	95.07%	0.00%	81.71%	0.00%	65.01%

Purchase	45.00%	60.90%	74.43%	43.15%	78.15%	58.25%
Equity Refinance	46.73%	26.48%	24.16%	28.70%	21.85%	29.58%
Rate/Term Refinance	8.27%	12.62%	1.41%	28.15%	0.00%	12.17%

Prepayment Penalty	68.62%	30.70%	76.90%	2.87%	0.00%	38.05%

Serviced by HomeComings	100.00%	99.42%	100.00%	95.99%	25.19%	99.28%

Current	99.39%	99.94%	100.00%	100.00	100.00%	99.87%
30 to 59 Days Delinquent	0.61%	0.06%	0.00%	0.00%	0.00%	0.13%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Credit Score Distribution of the Group I Loans
					Weighted
				Average	Average
	Number of	Principal	% of Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
500 to 519	1	$94,360	0.04%	$94,360	80.00%
520 to 539	3	414,318	0.16	138,106	81.19
540 to 559	8	560,257	0.21	70,032	87.40
560 to 579	22	2,019,081	0.77	91,776	90.02
580 to 599	26	3,058,523	1.16	117,636	85.43
600 to 619	52	6,323,966	2.40	121,615	87.12
620 to 639	146	20,060,054	7.62	137,398	89.75
640 to 659	186	28,654,263	10.88	154,055	88.54
660 to 679	267	41,234,749	15.66	154,437	86.12
680 to 699	294	41,269,021	15.67	140,371	89.65
700 to 719	230	35,658,435	13.54	155,037	88.53
720 to 739	211	29,944,333	11.37	141,916	88.90
740 to 759	163	24,518,720	9.31	150,422	89.33
760 or greater	188	29,382,164	11.16	156,288	87.90
Subtotal with Credit Scores	1,797	$263,192,244	99.96%	$146,462	88.39%
Not Available	2	$103,296	0.04%	$51,648	51.72%
Total	1,799	$263,295,541	100.00%	$146,357	88.38%

Original Mortgage Loan Principal Balances of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
0 to 100,000	696	$51,619,228	19.61%	$74,166	691	91.23%
100,001 to 200,000	771	106,548,375	40.47	138,195	694	90.80
200,001 to 300,000	199	48,159,529	18.29	242,008	696	88.38
300,001 to 400,000	70	24,222,601	9.20	346,037	695	84.87
400,001 to 500,000	39	17,572,019	6.67	450,565	698	80.80
500,001 to 600,000	19	10,455,005	3.97	550,263	713	77.42
600,001 to 700,000	3	2,019,503	0.77	673,168	721	74.12
700,001 to 800,000	1	739,281	0.28	739,281	670	78.00
1,900,001 to 2,000,000	1	1,960,000	0.74	1,960,000	751	70.00
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Mortgage Rates of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.000 to 4.499	1	$85,733	0.03%	$85,733	769	75.00%
4.500 to 4.999	7	2,252,295	0.86	321,756	747	70.09
5.000 to 5.499	23	5,861,897	2.23	254,865	726	69.89
5.500 to 5.999	51	10,159,667	3.86	199,209	704	75.82
6.000 to 6.499	224	44,044,286	16.73	196,626	710	81.89
6.500 to 6.999	357	57,956,125	22.01	162,342	709	86.84
7.000 to 7.499	356	49,551,325	18.82	139,189	701	91.12
7.500 to 7.999	401	50,788,472	19.29	126,655	685	93.26
8.000 to 8.499	172	21,409,461	8.13	124,474	679	93.85
8.500 to 8.999	101	11,357,848	4.31	112,454	658	95.80
9.000 to 9.499	44	4,438,130	1.69	100,867	621	94.23
9.500 to 9.999	38	3,424,936	1.30	90,130	605	96.34
10.000 to 10.499	12	1,100,481	0.42	91,707	599	94.08
10.500 to 10.999	7	576,385	0.22	82,341	593	98.87
11.000 to 11.499	3	238,335	0.09	79,445	617	96.36
14.500 to 14.999	1	21,133	0.01	21,133	740	101.00
16.500 to 16.999	1	29,031	0.01	29,031	603	105.00
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

Net Mortgage Rates of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
Net Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.500 to 3.999	1	$85,733	0.03%	$85,733	769	75.00%
4.000 to 4.499	2	964,263	0.37	482,132	719	60.46
4.500 to 4.999	20	4,974,140	1.89	248,707	727	72.50
5.000 to 5.499	34	7,267,243	2.76	213,742	723	72.65
5.500 to 5.999	174	36,051,982	13.69	207,195	708	80.76
6.000 to 6.499	320	55,436,753	21.05	173,240	711	85.50
6.500 to 6.999	384	54,828,002	20.82	142,781	701	90.04
7.000 to 7.499	398	48,940,814	18.59	122,967	691	93.37
7.500 to 7.999	217	28,315,004	10.75	130,484	672	93.18
8.000 to 8.499	128	14,715,420	5.59	114,964	671	95.21
8.500 to 8.999	63	6,575,371	2.50	104,371	632	94.67
9.000 to 9.499	32	3,034,407	1.15	94,825	607	96.38
9.500 to 9.999	17	1,502,423	0.57	88,378	603	96.24
10.000 to 10.499	5	380,442	0.14	76,088	584	98.69
10.500 to 10.999	2	173,382	0.07	86,691	631	95.00
14.000 to 14.499	1	21,133	0.01	21,133	740	101.00
16.000 to 16.499	1	29,031	0.01	29,031	603	105.00
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Original Loan-to-Value Ratios of the Group I Loans
					Weighted
				Average	Average
Original Loan-to-Value	Number of	Principal	% of Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	26	$3,130,128	1.19	$120,390	695
50.01 to 55.00	9	2,041,570	0.78	226,841	713
55.01 to 60.00	10	1,851,760	0.70	185,176	718
60.01 to 65.00	15	2,592,120	0.98	172,808	696
65.01 to 70.00	39	9,041,295	3.43	231,828	686
70.01 to 75.00	53	11,399,785	4.33	215,090	694
75.01 to 80.00	348	62,330,926	23.67	179,112	700
80.01 to 85.00	81	11,371,266	4.32	140,386	695
85.01 to 90.00	191	29,726,706	11.29	155,637	678
90.01 to 95.00	370	51,655,486	19.62	139,609	682
95.01 to 100.00	654	77,991,053	29.62	119,252	708
100.01 to 105.00	2	50,164	0.02	25,082	661
105.01 and Above (1)	1	113,281	0.04	113,281	677
Total	1,799	$263,295,541	100.00%	$146,357	695

(1) As of the closing date, no loan will have a Loan-to-Value ratio greater than 125.00%.
Geographical Distribution of Mortgaged Properties of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Florida	290	$38,827,666	14.75%	$133,889	682	88.24%
California	115	32,159,334	12.21	279,646	703	79.99
Texas	148	16,847,355	6.40	113,833	697	92.41
New Jersey	44	10,479,799	3.98	238,177	709	86.25
Arizona	50	10,071,206	3.83	201,424	702	82.86
Michigan	85	9,968,871	3.79	117,281	704	92.05
Colorado	54	9,309,094	3.54	172,391	706	86.57
Georgia	75	9,202,629	3.50	122,702	679	92.50
Washington	54	9,192,955	3.49	170,240	701	83.91
New York	35	8,918,595	3.39	254,817	695	85.36
North Carolina	77	8,427,789	3.20	109,452	702	94.45
Virginia	66	7,920,711	3.01	120,011	700	91.00
Other (2)	706	91,969,537	34.93	130,268	693	90.81
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

(2) Other includes states and the District of Columbia with less than 3.00% concentrations individually.
Mortgage Loan Purpose of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
Loan	Number of	Principal	% of Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Purchase	1,137	$153,372,990	58.25%	$134,893	703	92.43%
Rate/Term Refinance	166	32,039,719	12.17	193,010	697	79.85
Equity Refinance	496	77,882,831	29.58	157,022	680	83.90
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Occupancy Type of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
Occupancy	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	1,121	$186,808,860	70.95%	$166,645	688	87.37%
Second/Vacation	37	5,484,596	2.08	148,232	704	84.74
Non-Owner Occupied	641	71,002,085	26.97	110,768	715	91.31
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%
Mortgaged Property Types of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
Property	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single-family detached	1,298	$182,092,645	69.16%	$140,287	694	88.42%
Planned Unit Developments (detached)	224	39,705,387	15.08	177,256	690	88.48
Two- to four-family units	162	27,866,019	10.58	172,012	709	88.46
Condo Low-Rise (less than 5 stories)	76	7,956,931	3.02	104,696	698	87.13
Planned Unit Developments (attached)	26	3,581,929	1.36	137,766	702	89.35
Townhouse	4	414,174	0.16	103,544	645	83.85
Condo High-Rise (9 stories or more)	2	508,017	0.19	254,009	728	86.31
Condo Mid-Rise (5 to 8 stories)	3	453,306	0.17	151,102	698	90.23
Manufactured Home	4	717,134	0.27	179,284	683	79.76
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

Mortgage Loan Documentation Types of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	1,061	$141,307,617	53.67%	$133,183	698	90.67%
Reduced Documentation	738	121,987,923	46.33	165,295	693	85.73
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

Prepayment Penalty Terms of the Group I Loans
					Weighted	Weighted
				Average	Average	Average
Prepayment	Number of	Principal	% of Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	1,119	$163,113,365	61.95%	$145,767	705	87.33%
12 Months	57	10,714,925	4.07	187,981	675	89.08
24 Months	29	4,834,607	1.84	166,711	681	90.84
36 Months	379	49,885,464	18.95	131,624	680	93.17
60 Months	213	34,490,079	13.10	161,925	680	85.81
Other (1)	2	257,101	0.10	128,551	697	96.91
Total	1,799	$263,295,541	100.00%	$146,357	695	88.38%

(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

RAMP Series 2004-RS2 - Collateral Characteristics (Group II-A Loans)

Summary Report

	Alternet Exceptions (Subprime)	Expanded Criteria Exceptions (Alt-A)	Home Solution Exceptions (1st Lien High LTV)	Jumbo A Exceptions	Total:
Shelf	RASC	RALI	RAMP-RZ	RFMSI

Percent of Total:	94.26%	0.10%	4.83%	0.81%	100.00%
Principal Balance ($)	$378,459,910	$400,356	$19,406,970	$3,250,473	$401,517,709
Number of Loans	2,775	2	131	16	2,924
Average Balance ($)	$136,382	$200,178	$148,145	$203,155	$137,318

WA Mortgage Rate	7.84%	5.96%	6.88%	4.91%	7.77%
WA Age (mos)	2	2	2	1	2
WA Remaining Term to
Maturity (mos)	358	358	358	359	358

WA Margin	7.94%	2.25%	6.12%	2.29%	7.80%
WA Lifetime Cap	13.92%	11.54%	13.05%	10.52%	13.85%
WA Next Rate Adj (mos)	25	45	26	53	26
WA Rate Reset Frequency (mos)	6	12	6	12	6

WA Credit Score	630	728	717	697	635
WA Original LTV	95.60%	90.00%	99.20%	77.25%	95.62%

Original LTV > 80% w/ MI	0.00%	100.00%	0.00%	100.00%	0.27%

Purchase	59.30%	100.00%	76.54%	43.15%	60.04%
Equity Refinance	36.32%	0.00%	20.20%	20.66%	35.38%
Rate/Term Refinance	4.38%	0.00%	3.26%	36.19%	4.58%

Prepayment Penalty	72.23%	0.00%	77.17%	0.00%	71.81%

Serviced by HomeComings	100.00%	100.00%	100.00%	100.00%	100.00%

Current	100.00%	100.00%	100.00%	100.00%	100.00%
30 to 59 Days Delinquent	0.00%	0.00%	0.00%	0.00%	0.00%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%	0.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Credit Score Distribution of the Group II-A Loans
					Weighted
				Average	Average
	Number of	Principal	% of Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
500 to 519	2	$207,724	0.05%	$103,862	82.31%
520 to 539	1	34,811	0.01	34,811	85.00
540 to 559	67	6,729,860	1.68	100,446	88.01
560 to 579	232	29,149,222	7.26	125,643	93.22
580 to 599	346	41,395,193	10.31	119,639	96.61
600 to 619	576	80,018,780	19.93	138,921	96.01
620 to 639	553	76,783,652	19.12	138,849	96.32
640 to 659	439	64,051,246	15.95	145,903	95.86
660 to 679	305	44,799,170	11.16	146,883	95.35
680 to 699	166	24,435,061	6.09	147,199	95.91
700 to 719	108	15,353,404	3.82	142,161	94.26
720 to 739	61	8,956,324	2.23	146,825	94.92
740 to 759	33	4,713,507	1.17	142,834	96.89
760 or greater	35	4,889,756	1.22	139,707	97.33
Total	2,924	$401,517,709	100.00%	$137,318	95.62%

Original Mortgage Loan Principal Balances of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
0 to 100,000	904	$70,415,871	17.54%	$77,894	626	95.57%
100,001 to 200,000	1,591	224,815,463	55.99	141,305	634	96.31
200,001 to 300,000	387	93,113,801	23.19	240,604	641	94.45
300,001 to 400,000	42	13,172,575	3.28	313,633	655	92.45
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Net Mortgage Rates of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Net Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.000 to 4.499	19	$3,917,864	0.98%	$206,203	657	77.85%
4.500 to 4.999	22	4,685,981	1.17	212,999	672	79.89
5.000 to 5.499	27	4,935,468	1.23	182,795	699	90.56
5.500 to 5.999	123	18,824,155	4.69	153,042	689	96.23
6.000 to 6.499	310	46,256,994	11.52	149,216	665	94.61
6.500 to 6.999	484	72,673,193	18.10	150,151	648	95.47
7.000 to 7.499	718	99,786,727	24.85	138,979	630	96.30
7.500 to 7.999	508	63,934,379	15.92	125,855	616	96.55
8.000 to 8.499	405	49,798,659	12.40	122,960	613	96.47
8.500 to 8.999	171	20,748,031	5.17	121,334	609	97.01
9.000 to 9.499	97	11,659,660	2.90	120,203	600	96.58
9.500 to 9.999	25	2,587,331	0.64	103,493	604	96.52
10.000 to 10.499	13	1,497,846	0.37	115,219	589	96.48
10.500 to 10.999	2	211,423	0.05	105,711	588	97.07
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

Mortgage Rates of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.000 to 4.499	1	$112,848	0.03%	$112,848	727	58.00%
4.500 to 4.999	18	3,717,176	0.93	206,510	664	78.49
5.000 to 5.499	25	5,555,844	1.38	222,234	676	80.01
5.500 to 5.999	47	7,186,847	1.79	152,912	705	95.76
6.000 to 6.499	116	17,508,257	4.36	150,933	690	96.33
6.500 to 6.999	308	47,303,782	11.78	153,584	661	94.59
7.000 to 7.499	438	65,465,626	16.30	149,465	649	95.62
7.500 to 7.999	731	101,904,396	25.38	139,404	631	96.09
8.000 to 8.499	445	56,422,650	14.05	126,792	618	96.62
8.500 to 8.999	450	55,661,289	13.86	123,692	611	96.36
9.000 to 9.499	179	21,068,590	5.25	117,702	607	96.73
9.500 to 9.999	126	15,278,196	3.81	121,256	600	96.73
10.000 to 10.499	21	2,216,574	0.55	105,551	603	96.74
10.500 to 10.999	17	1,904,213	0.47	112,013	592	95.97
11.000 to 11.499	2	211,423	0.05	105,711	588	97.07
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Original Loan-to-Value Ratios of the Group II-A Loans
					Weighted
				Average	Average
Original LTV	Number of	Principal	% of Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	2	$324,745	0.08	$162,372	585
50.01 to 55.00	1	99,721	0.02	99,721	646
55.01 to 60.00	4	870,498	0.22	217,624	669
60.01 to 65.00	2	458,714	0.11	229,357	718
65.01 to 70.00	8	1,373,924	0.34	171,740	613
70.01 to 75.00	19	2,801,410	0.70	147,443	621
75.01 to 80.00	90	12,835,004	3.20	142,611	651
80.01 to 85.00	72	9,708,657	2.42	134,842	616
85.01 to 90.00	294	41,920,110	10.44	142,585	636
90.01 to 95.00	1,005	138,091,729	34.39	137,405	623
95.01 to 100.00	1,423	192,347,242	47.91	135,170	643
100.01 to 105.00	4	685,957	0.17	171,489	641
Total	2,924	$401,517,709	100.00%	$137,318	635
Geographical Distribution of Mortgaged Properties of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Texas	254	$32,835,696	8.18%	$129,274	625	96.56%
Florida	221	30,073,249	7.49	136,078	631	94.92
California	119	24,668,529	6.14	207,299	645	90.21
Michigan	168	22,384,990	5.58	133,244	643	96.33
Illinois	141	20,382,212	5.08	144,555	638	96.10
Ohio	156	18,771,837	4.68	120,332	639	97.35
Georgia	114	16,783,211	4.18	147,221	631	96.23
North Carolina	123	15,255,820	3.80	124,031	622	96.73
Wisconsin	116	15,195,258	3.78	130,994	634	95.38
Missouri	122	14,097,006	3.51	115,549	631	96.13
Colorado	78	13,980,784	3.48	179,241	647	94.46
Virginia	90	13,818,734	3.44	153,541	640	95.75
Tennessee	113	12,668,455	3.16	112,110	620	97.24
Other (1)	1,109	150,601,929	37.51	135,800	636	95.80
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.
Mortgage Loan Purpose of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Loan	Number of	Principal	% of Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Purchase	1,794	$241,085,177	60.04%	$134,384	637	96.80%
Rate/Term Refinance	130	18,385,638	4.58	141,428	640	92.79
Equity Refinance	1,000	142,046,894	35.38	142,047	630	93.98
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Occupancy Type of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Occupancy	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	2,839	$391,653,495	97.54%	$137,955	634	95.89%
Second/Vacation	15	2,215,909	0.55	147,727	681	91.93
Non-Owner Occupied	70	7,648,305	1.90	109,262	653	82.87
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%
Mortgaged Property Types of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Property	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single-family detached	2,434	$325,955,547	81.18%	$133,918	634	95.75%
Planned Unit Developments (detached)	227	36,379,768	9.06	160,263	629	96.14
Two- to four-family units	70	12,700,036	3.16	181,429	657	91.24
Condo Low-Rise (less than 5 stories)	105	14,357,980	3.58	136,743	650	95.27
Planned Unit Developments (attached)	67	9,871,149	2.46	147,331	653	96.63
Townhouse	10	1,195,628	0.30	119,563	629	92.20
Condo High-Rise (9 stories or more)	1	73,650	0.02	73,650	705	90.00
Condo Mid-Rise (5 to 8 stories)	4	382,237	0.10	95,559	646	96.62
Manufactured Home	5	455,510	0.11	91,102	594	77.78
Leasehold	1	146,204	0.04	146,204	609	95.00
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%
Mortgage Loan Documentation Types of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	2,154	$284,145,506	70.77%	$131,915	629	97.25%
Reduced Documentation	770	117,372,203	29.23	152,431	649	91.67
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%
Prepayment Penalty Terms of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Prepayment	Number of	Principal	% of Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	827	$113,169,485	28.19%	$136,843	635	94.18%
12 Months	77	14,440,988	3.60	187,545	639	96.05
24 Months	1,272	174,325,695	43.42	137,049	636	96.60
36 Months	734	96,897,032	24.13	132,012	632	95.42
Other (1)	14	2,684,509	0.67	191,751	640	97.22
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

(1) Not 0, 12, 24 or 36 months and not more than 36 months

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Index Types of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Index	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Libor - 6 Month	2,906	$397,919,358	99.10%	$136,930	634	95.75%
Treasury - 1 Year	2	450,209	0.11	225,104	741	73.87
Libor - 1 Year	16	3,148,142	0.78	196,759	690	81.92
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

Maximum Mortgage Rates (%) of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Maximum Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
0.000 to 0.999	1	$187.105	0.05%	$187.105	739	90.00%
9.000 to 9.999	2	$410,149	0.10	$205,074	692	79.36
10.000 to 10.999	20	4,087,686	1.02	204,384	672	78.84
11.000 to 11.999	68	11,923,237	2.97	175,342	693	88.99
12.000 to 12.999	396	60,361,079	15.03	152,427	669	95.06
13.000 to 13.999	1,112	159,694,742	39.77	143,610	638	95.84
14.000 to 14.999	902	113,471,146	28.26	125,799	615	96.41
15.000 to 15.999	354	43,605,977	10.86	123,181	613	97.00
16.000 to 16.999	58	6,553,512	1.63	112,992	608	96.30
17.000 to 17.999	10	917,629	0.23	91,763	607	95.19
26.000 to 26.999	1	305,450	0.08	305,450	604	95.00
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Next Interest Rate Adjustment Date of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Next Interest Rate	Number of	Principal	% of Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
July 2004	1	$205,885	0.05%	$205,885	602	100.00%
November 2004	1	92,882	0.02	92,882	652	90.00
January 2005	1	199,629	0.05	199,629	716	80.00
April 2005	1	143,985	0.04	143,985	631	100.00
June 2005	1	85,137	0.02	85,137	592	80.00
July 2005	1	149,451	0.04	149,451	558	72.00
August 2005	9	1,046,313	0.26	116,257	621	92.63
September 2005	10	1,613,624	0.40	161,362	634	88.56
October 2005	49	7,412,769	1.85	151,281	628	96.49
November 2005	267	36,945,419	9.20	138,372	646	96.88
December 2005	841	114,508,350	28.52	136,157	636	96.63
January 2006	881	119,184,369	29.68	135,283	627	95.50
February 2006	78	11,271,855	2.81	144,511	625	95.15
May 2006	1	75,489	0.02	75,489	643	80.00
July 2006	2	178,102	0.04	89,051	625	91.94
August 2006	2	249,603	0.06	124,801	690	90.83
September 2006	9	1,738,182	0.43	193,131	629	94.49
October 2006	44	6,858,982	1.71	155,886	642	94.57
November 2006	158	21,115,981	5.26	133,645	650	96.33
December 2006	209	28,650,107	7.14	137,082	646	96.08
January 2007	307	41,676,308	10.38	135,753	628	93.74
February 2007	42	6,081,451	1.51	144,796	635	91.12
December 2008	3	549,096	0.14	183,032	708	79.79
January 2009	3	573,871	0.14	191,290	710	82.52
February 2009	1	319,500	0.08	319,500	728	90.00
December 2010	1	279,371	0.07	279,371	714	64.00
February 2011	1	312,000	0.08	312,000	708	60.00
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Note Margin (%) of the Group II-A Loans
					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
2.000 to 2.499	18	$3,568,745	0.89%	$198,264	702	80.98%
2.500 to 2.999	2	482,056	0.12	241,028	718	77.03
3.000 to 3.499	1	286,782	0.07	286,782	757	100.00
3.500 to 3.999	1	99,721	0.02	99,721	646	55.00
4.000 to 4.499	2	169,614	0.04	84,807	654	97.21
4.500 to 4.999	11	2,627,986	0.65	238,908	677	82.27
5.000 to 5.499	28	4,826,144	1.20	172,362	680	93.26
5.500 to 5.999	83	13,907,746	3.46	167,563	692	97.80
6.000 to 6.499	168	24,921,534	6.21	148,342	671	97.90
6.500 to 6.999	245	36,055,780	8.98	147,166	655	95.46
7.000 to 7.499	336	49,835,936	12.41	148,321	645	95.62
7.500 to 7.999	502	69,124,028	17.22	137,697	641	94.77
8.000 to 8.499	551	72,808,825	18.13	132,139	626	95.59
8.500 to 8.999	493	64,394,900	16.04	130,618	615	95.95
9.000 to 9.499	267	32,665,175	8.14	122,341	602	96.35
9.500 to 9.999	155	19,111,352	4.76	123,299	598	97.67
10.000 to 10.499	41	4,409,953	1.10	107,560	589	96.64
10.500 to 10.999	15	1,863,604	0.46	124,240	596	96.20
11.000 to 11.499	4	323,019	0.08	80,755	582	94.26
11.500 to 11.999	1	34,811	0.01	34,811	523	85.00
Total	2,924	$401,517,709	100.00%	$137,318	635	95.62%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

RAMP Series 2004-RS2 - Collateral Characteristics Group II-B Loans

Summary Report

	Alternet Exceptions (Subprime)	Expanded Criteria Exceptions (Alt-A)	Home Solution Exceptions (1st Lien High LTV)	Jumbo A Exceptions	Total:
Shelf	RASC	RALI	RAMP-RZ	RFMSI

Percent of Total:	90.16%	0.34%	4.88%	4.62%	100.00%
Principal Balance ($)	$201,755,403	$758,074	$10,915,249	$10,349,232	$223,777,958
Number of Loans	1,395	3	57	24	1,479
Average Balance ($)	$144,628	$252,691	$191,496	$431,218	$151,304

WA Mortgage Rate	7.95%	5.80%	7.33%	4.89%	7.77%
WA Age (mos)	2	4	3	2	2
WA Remaining Term to
Maturity (mos)	358	356	357	358	358

WA Margin	8.06%	3.12%	6.12%	2.25%	7.68%
WA Lifetime Cap	14.02%	10.80%	13.54%	10.17%	13.80%
WA Next Rate Adj (mos)	25	49	23	55	27
WA Rate Reset Frequency (mos)	6	12	6	12	6

WA Credit Score	627	698	712	703	635
WA Original LTV	96.50%	90.90%	99.00%	75.18%	95.61%

Original LTV > 80% w/ MI	0.00%	74.99%	0.00%	100.00%	0.44%

Purchase	59.67%	68.00%	73.10%	66.76%	60.68%
Equity Refinance	35.88%	32.00%	22.09%	13.96%	34.18%
Rate/Term Refinance	4.45%	0.00%	4.81%	19.28%	5.13%

Prepayment Penalty	73.83%	32.00%	92.54%	0.00%	71.19%

Serviced by HomeComings	100.00%	100.00%	100.00%	100.00%	100.00%

Current	100.00%	100.00%	100.00%	100.00%	100.00%
30 to 59 Days Delinquent	0 .00%	0.00%	0.00%	0.00%	0.00%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%	0.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Credit Score Distribution of the Group II-B Loans
					Weighted
				Average	Average
	Number of	Principal	% of Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
520 to 539	2	$491,718	0.22%	$245,859	80.32%
540 to 559	29	3,674,018	1.64	126,690	87.90
560 to 579	88	12,052,511	5.39	136,960	93.15
580 to 599	251	33,377,339	14.92	132,977	98.22
600 to 619	336	45,032,624	20.12	134,026	97.23
620 to 639	284	42,016,461	18.78	147,945	96.53
640 to 659	198	30,841,220	13.78	155,764	95.46
660 to 679	115	20,913,869	9.35	181,860	93.77
680 to 699	82	14,833,585	6.63	180,897	95.25
700 to 719	30	6,199,345	2.77	206,645	92.88
720 to 739	24	4,614,686	2.06	192,279	92.68
740 to 759	23	5,503,769	2.46	239,294	89.16
760 or greater	17	4,226,812	1.89	248,636	91.37
Total	1,479	$223,777,958	100.00%	$151,304	95.61%

Original Mortgage Loan Principal Balances of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
0 to 100,000	486	$37,977,932	16.97%	$78,144	623	98.15%
100,001 to 200,000	733	104,041,298	46.49	141,939	626	98.11
200,001 to 300,000	130	30,927,403	13.82	237,903	631	97.25
300,001 to 400,000	90	31,619,276	14.13	351,325	664	90.96
400,001 to 500,000	34	15,184,395	6.79	446,600	661	83.68
500,001 to 600,000	4	2,195,336	0.98	548,834	689	80.00
700,001 to 800,000	1	796,000	0.36	796,000	758	80.00
1,000,001 to 1,100,000	1	1,036,317	0.46	1,036,317	620	65.00
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Net Mortgage Rates of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Net Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.500 to 3.999	1	$558,319	0.25%	$558,319	657	80.00
4.000 to 4.499	15	5,881,912	2.63	392,127	661	74.70%
4.500 to 4.999	18	7,356,385	3.29	408,688	697	77.44
5.000 to 5.499	17	4,674,346	2.09	274,962	712	86.79
5.500 to 5.999	32	8,115,935	3.63	253,623	686	94.04
6.000 to 6.499	116	23,019,573	10.29	198,445	667	93.93
6.500 to 6.999	156	26,022,391	11.63	166,810	645	96.28
7.000 to 7.499	308	44,570,854	19.92	144,711	636	97.96
7.500 to 7.999	314	41,113,764	18.37	130,936	616	97.34
8.000 to 8.499	300	38,238,386	17.09	127,461	612	98.29
8.500 to 8.999	125	15,323,483	6.85	122,588	600	98.84
9.000 to 9.499	59	7,174,571	3.21	121,603	608	96.79
9.500 to 9.999	11	951,416	0.43	86,492	616	98.11
10.000 to 10.499	6	701,720	0.31	116,953	597	100.00
10.500 to 10.999	1	74,903	0.03	74,903	577	95.00
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

Mortgage Rates of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.000 to 4.499	1	$558,319	0.25%	$558,319	657	80.00%
4.500 to 4.999	16	6,762,024	3.02	422,627	675	75.57
5.000 to 5.499	21	7,398,863	3.31	352,327	695	76.99
5.500 to 5.999	21	5,654,963	2.53	269,284	712	92.45
6.000 to 6.499	26	6,174,984	2.76	237,499	680	92.77
6.500 to 6.999	125	25,225,364	11.27	201,803	665	94.38
7.000 to 7.499	136	22,045,310	9.85	162,098	646	96.15
7.500 to 7.999	308	45,207,383	20.20	146,777	635	97.90
8.000 to 8.499	292	38,250,758	17.09	130,996	616	97.38
8.500 to 8.999	308	39,559,461	17.68	128,440	613	98.10
9.000 to 9.499	132	16,194,652	7.24	122,687	597	98.62
9.500 to 9.999	70	8,478,496	3.79	121,121	606	97.14
10.000 to 10.499	13	1,138,340	0.51	87,565	609	97.90
10.500 to 10.999	9	1,054,137	0.47	117,126	601	98.90
11.000 to 11.499	1	74,903	0.03	74,903	577	95.00
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Original Loan-to-Value Ratios of the Group II-B Loans
					Weighted
				Average	Average
Original LTV	Number of	Principal	% of Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	1	$134,500	0.06	$134,500	669
50.01 to 55.00	1	438,759	0.20	438,759	656
55.01 to 60.00	1	461,545	0.21	461,545	742
60.01 to 65.00	5	2,068,091	0.92	413,618	631
65.01 to 70.00	4	1,602,210	0.72	400,552	676
70.01 to 75.00	11	4,262,770	1.90	387,525	631
75.01 to 80.00	32	11,688,355	5.22	365,261	680
80.01 to 85.00	25	5,787,595	2.59	231,504	648
85.01 to 90.00	77	13,035,809	5.83	169,296	627
90.01 to 95.00	290	43,096,734	19.26	148,609	621
95.01 to 100.00	1,030	140,894,891	62.96	136,791	635
100.01 to 105.00	2	306,698	0.14	153,349	629
Total	1,479	$223,777,958	100.00%	$151,304	635
Geographical Distribution of Mortgaged Properties of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
California	79	$23,242,250	10.39%	$294,206	658	88.45%
Texas	138	18,107,459	8.09	131,213	614	96.18
Florida	91	13,667,358	6.11	150,191	639	94.78
Ohio	97	11,756,142	5.25	121,197	638	98.50
Virginia	58	11,680,353	5.22	201,385	645	93.74
Illinois	72	11,258,138	5.03	156,363	624	95.62
Michigan	67	9,335,562	4.17	139,337	633	98.19
Missouri	71	8,513,414	3.80	119,907	623	97.35
North Carolina	65	8,285,478	3.70	127,469	623	98.33
Minnesota	39	7,658,411	3.42	196,370	649	92.90
Tennessee	68	7,469,415	3.34	109,844	623	98.64
Colorado	37	7,095,340	3.17	191,766	637	95.69
Georgia	48	6,812,349	3.04	141,924	630	97.53
Wisconsin	50	6,747,029	3.02	134,941	620	97.28
Other (1)	499	72,149,258	32.24	144,588	636	96.55
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.
Mortgage Loan Purpose of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Loan	Number of	Principal	% of Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Purchase	967	$135,792,930	60.68%	$140,427	636	97.09%
Rate/Term Refinance	62	11,488,859	5.13	185,304	642	88.50
Equity Refinance	450	76,496,169	34.18	169,991	631	94.06
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Occupancy Type of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Occupancy	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	1,464	$221,344,039	98.91%	$151,191	635	95.66%
Second/Vacation	6	950,691	0.42	158,448	644	97.92
Non-Owner Occupied	9	1,483,228	0.66	164,803	648	86.76
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%
Mortgaged Property Types of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Property	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single-family detached	1,241	$180,993,602	80.88%	$145,845	632	95.80%
Planned Unit Developments (detached)	124	23,741,595	10.61	191,464	639	95.01
Two- to four-family units	16	3,238,891	1.45	202,431	666	92.05
Condo Low-Rise (less than 5 stories)	61	9,905,019	4.43	162,377	660	95.99
Planned Unit Developments (attached)	24	3,924,972	1.75	163,541	652	94.60
Townhouse	8	1,199,962	0.54	149,995	619	95.92
Condo High-Rise (9 stories or more)	1	339,500	0.15	339,500	718	80.00
Manufactured Home	4	434,416	0.19	108,604	633	88.03
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%
Mortgage Loan Documentation Types of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	1,251	$180,833,917	80.81%	$144,551	631	96.83%
Reduced Documentation	228	42,944,041	19.19	188,351	653	90.48
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%
Prepayment Penalty Terms of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Prepayment	Number of	Principal	% of Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	396	$64,470,007	28.81%	$162,803	637	91.78%
12 Months	42	8,058,311	3.60	191,865	636	95.62
24 Months	680	100,189,430	44.77	147,337	638	97.77
36 Months	346	48,941,954	21.87	141,451	625	96.14
60 Months	12	1,614,590	0.72	134,549	687	98.50
Other (1)	3	503,666	0.23	167,889	626	98.40
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

(1) Not 0, 12, 24, 36, or 60 months and not more than 60 months

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Index Types of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Index	Number of	Principal	% of Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Libor - 6 Month	1,459	$217,402,446	97.15%	$149,008	633	96.09%
Treasury - 1 Year	2	376,807	0.17	188,404	709	84.66
Libor - 1 Year	18	5,998,705	2.68	333,261	699	78.95
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

Maximum Mortgage Rates (%) of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Maximum Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
9.000 to 9.999	7	3,115,604	1.39%	445,086	701	79.10%
10.000 to 10.999	23	9,069,565	4.05	394,329	690	74.98
11.000 to 11.999	29	8,067,591	3.61	278,193	687	87.87
12.000 to 12.999	140	28,712,842	12.83	205,092	667	93.75
13.000 to 13.999	414	63,129,482	28.21	152,487	641	97.38
14.000 to 14.999	613	80,922,022	36.16	132,010	615	97.65
15.000 to 15.999	215	26,403,436	11.80	122,807	606	98.31
16.000 to 16.999	33	3,827,543	1.71	115,986	608	97.40
17.000 to 17.999	5	529,875	0.24	105,975	649	96.36
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Next Interest Rate Adjustment Date of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Next Interest Rate	Number of	Principal	% of Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
February 2005	1	$56,366	0.03%	$56,366	632	99.00%
August 2005	1	131,613	0.06	131,613	617	100.00
September 2005	7	984,007	0.44	140,572	611	95.25
October 2005	35	5,315,641	2.38	151,875	638	98.37
November 2005	158	24,398,433	10.90	154,420	644	97.59
December 2005	424	59,678,129	26.67	140,750	636	97.58
January 2006	436	65,367,728	29.21	149,926	620	96.02
February 2006	32	5,298,595	2.37	165,581	627	93.64
July 2006	1	84,586	0.04	84,586	659	100.00
August 2006	2	374,925	0.17	187,462	615	93.56
September 2006	2	619,795	0.28	309,897	669	74.60
October 2006	18	2,701,235	1.21	150,069	664	99.09
November 2006	81	11,560,398	5.17	142,721	638	95.91
December 2006	104	16,377,611	7.32	157,477	643	93.89
January 2007	133	18,940,657	8.46	142,411	626	95.75
February 2007	23	3,308,610	1.48	143,853	622	91.02
September 2008	1	325,897	0.15	325,897	680	95.00
November 2008	3	1,086,430	0.49	362,143	746	79.20
December 2008	9	3,589,352	1.60	398,817	705	79.03
January 2009	4	1,701,043	0.76	425,261	734	73.95
February 2009	2	896,000	0.40	448,000	677	71.07
November 2010	1	381,707	0.17	381,707	726	71.00
February 2011	1	599,200	0.27	599,200	743	80.00
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Note Margin (%) of the Group II-B Loans
					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
2.000 to 2.499	24	$10,349,232	4.62%	$431,218	703	75.18%
2.500 to 2.999	1	325,897	0.15	325,897	680	95.00
3.000 to 3.499	1	189,617	0.08	189,617	756	85.00
3.500 to 3.999	1	242,559	0.11	242,559	676	90.00
4.000 to 4.499	1	194,889	0.09	194,889	701	98.00
4.500 to 4.999	3	846,579	0.38	282,193	718	92.06
5.000 to 5.499	8	1,611,834	0.72	201,479	685	97.16
5.500 to 5.999	44	10,631,153	4.75	241,617	697	97.68
6.000 to 6.499	49	9,507,425	4.25	194,029	670	96.69
6.500 to 6.999	127	23,233,822	10.38	182,943	654	93.29
7.000 to 7.499	137	21,859,296	9.77	159,557	648	97.25
7.500 to 7.999	210	30,925,300	13.82	147,263	633	95.16
8.000 to 8.499	276	38,292,605	17.11	138,741	622	96.67
8.500 to 8.999	252	32,168,678	14.38	127,653	616	97.89
9.000 to 9.499	183	23,988,441	10.72	131,084	603	97.45
9.500 to 9.999	117	14,477,334	6.47	123,738	598	98.45
10.000 to 10.499	31	3,561,963	1.59	114,902	593	98.76
10.500 to 10.999	12	1,226,450	0.55	102,204	592	99.18
11.000 to 11.499	2	144,883	0.06	72,442	594	100.00
Total	1,479	$223,777,958	100.00%	$151,304	635	95.61%

Loan Group I Net WAC Cap

(Current Index Values; 100% PPC; Actual/360)

Month	(%)
1	7.30
2	6.59
3	6.81
4	6.59
5	6.81
6	6.59
7	6.59
8	6.81
9	6.59
10	6.81
11	6.59
12	6.59
13	7.30
14	6.59
15	6.81
16	6.59
17	6.81
18	6.59
19	6.59
20	6.81
21	6.59
22	6.81
23	6.59
24	6.59
25	7.30
26	6.60

Loan Group II Net WAC Cap

(Current Index Values; 100% PPC; Actual/360)

Month	(%)	Month	(%)	Month	(%)
1	7.80	37	9.10	73	9.09
2	7.05	38	8.22	74	8.21
3	7.28	39	8.50	75	8.48
4	7.05	40	8.22	76	8.21
5	7.28	41	8.50	77	8.48
6	7.05	42	8.22	78	8.21
7	7.05	43	8.22	79	8.21
8	7.28	44	8.50	80	8.48
9	7.05	45	8.22	81	8.21
10	7.28	46	8.50	82	8.48
11	7.05	47	8.22	83	8.21
12	7.05	48	8.22	84	8.21
13	7.80	49	8.79	85	9.08
14	7.05	50	8.22	86	8.20
15	7.28	51	8.50	87	8.48
16	7.05	52	8.22	88	8.20
17	7.28	53	8.50	89	8.48
18	7.05	54	8.22	90	8.21
19	7.05	55	8.22	91	8.21
20	7.28	56	8.50	92	8.48
21	7.05	57	8.22	93	8.21
22	7.28	58	8.50	94	8.48
23	7.92	59	8.22	95	8.21
24	7.92	60	8.21	96	8.21
25	8.77	61	9.09
26	7.92	62	8.21
27	8.19	63	8.48
28	7.92	64	8.21
29	8.19	65	8.48
30	7.92	66	8.21
31	7.92	67	8.21
32	8.19	68	8.48
33	7.92	69	8.21
34	8.19	70	8.48
35	8.23	71	8.21
36	8.22	72	8.21

Loan Group II Net WAC Cap

(Index = 20%; 100% PPC; Actual/360)

Month	(%)	Month	(%)	Month	(%)
1	7.80	37	12.39	73	14.28
2	7.05	38	11.19	74	12.90
3	7.28	39	11.57	75	13.33
4	7.05	40	11.19	76	12.90
5	7.28	41	12.57	77	13.33
6	7.05	42	12.16	78	12.90
7	7.05	43	12.16	79	12.90
8	7.28	44	12.57	80	13.33
9	7.05	45	12.17	81	12.90
10	7.28	46	12.57	82	13.34
11	7.05	47	12.53	83	12.91
12	7.05	48	12.53	84	12.91
13	7.80	49	13.40	85	14.30
14	7.05	50	12.53	86	12.91
15	7.28	51	12.95	87	13.35
16	7.05	52	12.53	88	12.92
17	7.28	53	13.21	89	13.35
18	7.05	54	12.79	90	12.92
19	7.05	55	12.79	91	12.92
20	7.28	56	13.22	92	13.35
21	7.05	57	12.79	93	12.92
22	7.28	58	13.22	94	13.35
23	9.07	59	12.86	95	12.92
24	9.07	60	12.90	96	12.92
25	10.04	61	14.28
26	9.07	62	12.90
27	9.37	63	13.33
28	9.07	64	12.90
29	10.11	65	13.33
30	9.79	66	12.90
31	9.79	67	12.90
32	10.11	68	13.33
33	9.79	69	12.90
34	10.11	70	13.33
35	11.19	71	12.90
36	11.19	72	12.90

Group I Sensitivity Analysis
To 10% Call
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-I-1
Avg. Life (yrs)	11.06	1.93	1.39	1.10	0.92	0.80
Window	234	49	34	26	21	18
Maturity	8/25/23	3/25/08	12/25/06	4/25/06	11/25/05	8/25/05

Class A-I-2
Avg. Life (yrs)	22.63	6.13	4.01	3.00	2.38	1.99
Window	73	67	36	25	19	14
Maturity	08/25/29	09/25/13	11/25/09	04/25/08	05/25/07	09/25/06

Class A-I-3
Avg. Life (yrs)	26.47	11.64	7.27	5.00	3.85	2.97
Window	24	52	46	23	17	14
Maturity	7/25/31	12/25/17	8/25/13	2/25/10	9/25/08	10/25/07

Class A-I-4
Avg. Life (yrs)	28.28	16.81	12.07	8.83	6.52	5.10
Window	14	47	41	47	40	35
Maturity	8/25/32	10/25/21	12/25/16	12/25/13	12/25/11	8/25/10

Class A-I-5
Avg. Life (yrs)	14.23	8.19	7.33	6.76	6.29	5.70
Window	306	176	118	82	57	39
Maturity	8/25/32	10/25/21	12/25/16	12/25/13	12/25/11	8/25/10

Class M-I-1
Avg. Life (yrs)	25.80	12.00	8.55	6.52	5.26	4.51
Window	90	141	104	80	58	40
Maturity	8/25/32	10/25/21	12/25/16	12/25/13	12/25/11	8/25/10

Class M-I-2
Avg. Life (yrs)	25.80	12.00	8.55	6.52	5.25	4.48
Window	90	141	104	80	58	41
Maturity	08/25/32	10/25/21	12/25/16	12/25/13	12/25/11	08/25/10

Class M-I-3
Avg. Life (yrs)	25.80	12.00	8.55	6.52	5.25	4.46
Window	90	141	104	80	58	42
Maturity	8/25/32	10/25/21	12/25/16	12/25/13	12/25/11	8/25/10

Class M-I-4
Avg. Life (yrs)	25.66	11.49	8.16	6.21	5.00	4.25
Window	89	136	100	77	56	40
Maturity	7/25/32	5/25/21	8/25/16	9/25/13	10/25/11	6/25/10

Group I Sensitivity Analysis
To Maturity
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-I-1
Avg. Life (yrs)	11.06	1.93	1.39	1.10	0.92	0.80
Window	234	49	34	26	21	18
Maturity	8/25/23	3/25/08	12/25/06	4/25/06	11/25/05	8/25/05

Class A-I-2
Avg. Life (yrs)	22.63	6.13	4.01	3.00	2.38	1.99
Window	73	67	36	25	19	14
Maturity	8/25/29	9/25/13	11/25/09	4/25/08	5/25/07	9/25/06

Class A-I-3
Avg. Life (yrs)	26.47	11.64	7.27	5.00	3.85	2.97
Window	24	52	46	23	17	14
Maturity	7/25/31	12/25/17	8/25/13	2/25/10	9/25/08	10/25/07

Class A-I-4
Avg. Life (yrs)	28.68	19.42	14.52	10.81	8.03	5.99
Window	30	177	192	181	152	128
Maturity	12/25/33	8/25/32	7/25/29	2/25/25	4/25/21	5/25/18

Class A-I-5
Avg. Life (yrs)	14.23	8.20	7.36	6.84	6.53	6.36
Window	320	304	266	213	167	130
Maturity	10/25/33	6/25/32	4/25/29	11/25/24	2/25/21	3/25/18

Class M-I-1
Avg. Life (yrs)	25.93	12.77	9.24	7.08	5.71	4.88
Window	103	226	184	145	112	84
Maturity	9/25/33	11/25/28	8/25/23	5/25/19	6/25/16	4/25/14

Class M-I-2
Avg. Life (yrs)	25.91	12.62	9.08	6.95	5.60	4.76
Window	101	207	163	127	97	73
Maturity	7/25/33	4/25/27	11/25/21	11/25/17	3/25/15	4/25/13

Class M-I-3
Avg. Life (yrs)	25.85	12.25	8.76	6.69	5.39	4.57
Window	97	176	133	104	77	58
Maturity	3/25/33	9/25/24	5/25/19	12/25/15	7/25/13	12/25/11

Class M-I-4
Avg. Life (yrs)	25.66	11.49	8.16	6.21	5.00	4.25
Window	89	136	100	77	56	40
Maturity	7/25/32	5/25/21	8/25/16	9/25/13	10/25/11	6/25/10

Group II Sensitivity Analysis
To 10% Call
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-II-A
Avg. Life (yrs)	18.43	5.08	3.49	2.63	2.02	1.53
Window	345	187	129	96	75	61
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Class A-II-B
Avg. Life (yrs)	18.34	5.08	3.49	2.63	2.02	1.54
Window	345	187	129	96	75	61
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Class M-II-1
Avg. Life (yrs)	26.60	10.41	7.11	5.37	4.64	4.66
Window	72	127	88	58	33	15
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Class M-II-2
Avg. Life (yrs)	26.60	10.41	7.11	5.34	4.45	4.08
Window	72	127	88	59	37	21
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Class M-II-3
Avg. Life (yrs)	26.60	10.41	7.11	5.33	4.39	3.91
Window	72	127	88	60	37	22
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Class M-II-4
Avg. Life (yrs)	26.60	10.41	7.11	5.33	4.38	3.88
Window	72	127	88	60	38	23
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Class M-II-5
Avg. Life (yrs)	26.60	10.41	7.11	5.33	4.36	3.84
Window	72	127	88	60	38	23
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Class M-II-6
Avg. Life (yrs)	26.60	10.41	7.11	5.33	4.35	3.80
Window	72	127	88	60	39	24
Maturity	11/25/32	9/25/19	11/25/14	2/25/12	5/25/10	3/25/09

Group II Sensitivity Analysis
To Maturity
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-II-A
Avg. Life (yrs)	18.47	5.40	3.76	2.83	2.19	1.66
Window	358	332	271	210	166	135
Maturity	12/25/33	10/25/31	9/25/26	8/25/21	12/25/17	5/25/15

Class A-II-B
Avg. Life (yrs)	18.38	5.40	3.76	2.83	2.19	1.67
Window	358	332	271	210	167	135
Maturity	12/25/33	10/25/31	9/25/26	8/25/21	1/25/18	5/25/15

Class M-II-1
Avg. Life (yrs)	26.71	11.30	7.84	5.93	5.08	5.05
Window	84	248	196	143	100	69
Maturity	11/25/33	10/25/29	11/25/23	3/25/19	12/25/15	9/25/13

Class M-II-2
Avg. Life (yrs)	26.71	11.24	7.77	5.85	4.86	4.41
Window	83	231	176	127	91	65
Maturity	10/25/33	5/25/28	3/25/22	10/25/17	11/25/14	11/25/12

Class M-II-3
Avg. Life (yrs)	26.70	11.15	7.68	5.77	4.74	4.20
Window	82	205	150	108	75	53
Maturity	9/25/33	3/25/26	1/25/20	2/25/16	7/25/13	10/25/11

Class M-II-4
Avg. Life (yrs)	26.70	11.08	7.62	5.72	4.69	4.13
Window	81	192	139	99	69	48
Maturity	8/25/33	2/25/25	2/25/19	5/25/15	12/25/12	4/25/11

Class M-II-5
Avg. Life (yrs)	26.69	10.97	7.54	5.66	4.62	4.05
Window	80	182	131	93	64	44
Maturity	7/25/33	4/25/24	6/25/18	11/25/14	7/25/12	12/25/10

Class M-II-6
Avg. Life (yrs)	26.66	10.77	7.37	5.53	4.52	3.94
Window	78	164	116	81	56	38
Maturity	5/25/33	10/25/22	3/25/17	11/25/13	10/25/11	5/25/10